UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 27, 2004


                        NATURAL GAS SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



            Colorado                        1-31398               75-2811855
   (State or other jurisdiction         (Commission File        (IRS Employer
of  Incorporation or organization)          Number)          Identification No.)


      2911 South County Road 1260 Midland, Texas                    79706
         (Address of Principal Executive Offices)                 (Zip Code)


                                  432-563-3974
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On December 27, 2004, Natural Gas Services Group, Inc., as borrower, and Western National Bank, as lender, entered into (a) a First Modification to Second Amended and Restated Loan Agreement, dated effective December 15, 2004 (the "Loan Modification Agreement"), and (b) a Modification Agreement, dated effective December 15, 2004 (the "Note Modification Agreement"). Natural Gas entered into the Loan Modification Agreement for the primary purpose of modifying its Second Amended and Restated Loan Agreement, dated November 3, 2003 (the "Loan Agreement"), between Natural Gas and Western National Bank, to allow for an increased borrowing base and extended advance period under the Advancing Line of Credit Promissory Note, dated November 3, 2003 (the "Advance Note"), payable to the order of Western National Bank in the original principal amount $7,000,000.00. In particular, under the Loan Modification Agreement, the parties increased the borrowing base under the Advance Note from $7,000,000.00 to $10,000,000.00, and extended the ending date for the period during which Natural Gas can request an advance under the Advance Note from November 3, 2004, to December 14, 2005.

         Under the Note Modification Agreement, the interest rate floor of the Advance Note was increased from five and one-quarter percent (5.25%) to six percent (6.00%), and specific amortization provisions were added which relate to advances made under the Advance Note during the period beginning on December 15, 2004, and ending December 14, 2005. The Note Modification Agreement provides that advances under the Advance Note made prior to December 15, 2004, will be amortized as originally provided for in the Advance Note, and subsequent advances made after this date through December 14, 2005, will be amortized under a separate amortization schedule provided for in the Note Modification Agreement. This separate schedule provides that the sum of all advances made by Western National Bank during the period beginning on December 15, 2004, and ending December 14, 2005, will be amortized separately on a 60-month amortization schedule with the outstanding principal balance attributable to such advances to be recalculated by Western on a quarterly basis beginning March 31, 2005. Separate payments of principal are required to be made by Natural Gas with respect to the portion of the outstanding principal balance of the Advance Note attributable to advances made after December 15, 2004. These separate payments are in addition to those payments of principal originally required under the Advance Note and are due and payable on the 15th day of each month through October 15, 2009. One final installment of all outstanding principal and accrued, unpaid interest on the Advance Note is due and payable on November 15, 2009.

         The remaining terms and provisions of the Loan Agreement and the Advance Note remain in full force and effect.


Item 9.01         Financial Statements and Exhibits.


         (c)      Exhibits.

                  Exhibit No.                  Description
                  -----------                  -----------


                  10.1 First Modification to Second Amended and Restated Loan Agreement, dated December 27, 2004, effective December 15, 2004, by and among Natural Gas Services Group, Inc. and Western National Bank.

                  10.2 Modification Agreement, dated December 27, 2004, effective December 15, 2004, by and among Natural Gas Services Group, Inc. and Western National Bank.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NATURAL GAS SERVICES GROUP, INC.


                                               By: /s/ Wallace C. Sparkman
                                                  ------------------------------
                                                  Wallace C. Sparkman, President


Dated:  December 27, 2004